OMNIBUS AGREEMENT

     THIS OMNIBUS AGREEMENT (hereinafter "Agreement") made this 30th day of April, 1999, by and between, SOUTHERN CORRECTIONS SYSTEMS, INC. (hereinafter "SCSI"); the BOARD OF DIRECTORS of Adams Community Corrections Program, Inc. (hereinafter "Board"); ADAMS COMMUNITY CORRECTIONS PROGRAM, INC., a Colorado nonprofit corporation, (hereinafter "ACCP") and MS. ELLEN K. CZAPRAN, individually, (hereinafter "Czapran");

                                   I. RECITALS

     1.1 WHEREAS, the terms, conditions, and obligations of this Agreement are conditioned upon the execution and fulfillment of obligations imposed by two (2) additional agreements (hereinafter "Additional Agreements"), identified and specifically incorporated herein, comprised of the Purchase Agreement by and between SCSI and CSC, Inc. (hereinafter "CSC"), and an Exclusive Services Agreement by and between SCSI and Czapran. Notwithstanding the previous sentence, the terms and conditions of this Agreement are independent of all other agreements; and,

     1.2 WHEREAS, Czapran has recently suffered from an extreme medical condition requiring the reduction of work hours, work-related stress, and responsibilities in connection with her duties as president and executive director of ACCP; and

     1.3 FINALLY, as an inducement for the Board to enter into this Agreement, SCSI agrees, represents, and warrants that it shall continue to operate ACCP in accordance with the same charitable, educational and/or social service principles under which it was created and has functioned, and in furtherance of its community goals as defined by its Restated and Amended Articles of Incorporation, its By-laws as amended, and Colorado law, and further affirms to take no action which would jeopardizes these goals. Furthermore, SCSI agrees, represents, and warrants that it will dedicate its efforts and resources, including substantial financial resources, to the continued growth and operation of ACCP and for the purpose of benefiting, aiding, and supporting the Adams County community, and the people of the State of Colorado.

                                 II. DEFINITIONS

     2.1 Additional Agreements. Additional Agreements are comprised of the Purchase Agreement by and between SCSI and CSC (hereinafter "CSC Purchase Agreement"), and the Exclusive Service Agreement by and between Czapran, as Consultant, and ACCP and SCSI (hereinafter "Service Agreement").

     2.2 Approved Title Exceptions. The exceptions to marketable fee simple title to the Real Property and marketable title to the Personal Property which are approved in writing by SCSI from time to time.

     2.3 Closing Date. The closing date shall be April 16, 1999.

     2.4 Effective Date. The date on which all parties hereto have duly executed and delivered this Agreement.

     2.5 Environmental Law(s). All laws, common law, statutes, ordinances, rules regulations of any governmental authority relating to the preservation or protection of the environment, human health or safety, or regulating or imposing liability or standards of conduct concerning any hazardous or solid waste, hazardous, toxic or other regulated substances including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S. C. ss.9601, et seq.,), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. ss.6901, et seq.), the Clean Water Act (33 U.S.C. ss. 466 et seq. ), the Safe Drinking Water Act (14 U.S.C. ss.1401-1450), the Hazardous Materials Transportation Act (49 U.S.C. ss.1801 et seq.), and the Toxic Substances Control Act (15 U.S.C. ss.2601-2629).

     2.6 Environmental Report. The written report of a Phase I environmental audit of the Real Property addressed to ACCP, SCSI and any other person requested by SCSI prepared by environmental engineers selected by ACCP and approved by SCSI dated no earlier than sixty (60) calendar days prior to the Effective Date, or an existing report of a Phase I environmental audit prepared by environmental engineers and approved by SCSI, such approval not to be unreasonably withheld, dated no earlier than one (1) year prior to the Effective Date.

     2.7 Evidence of Authority. Such resolutions, certificates of good standing, incumbency certificates and other writings evidencing the authority of ACCP, CSC, the Board, SCSI, or the persons acting on behalf of any parties to this Agreement or the Additional Agreements to conduct business, execute or perform this Agreement or the Additional Agreements, as might be reasonably requested by any of the parties to this Agreement.

     2.8 Exception Document(s) The documents which create exceptions to the coverage provided by or requirements for issuance of the Title Policy.

     2.9 Hazardous Material(s). Those substances in the quantities included within the definition of "hazardous substances," "hazardous materials," "toxic substances" or solid waste" by any Environmental Law, such other substances, materials and wastes in quantities which are or become regulated under any Environmental Law hereafter enacted and any substance, material or waste which is asbestos, polychlorinated biphenyl, flammable, explosive, radioactive or a petroleum product.

     2.10 Knowledge, Known. Facts or circumstances within the current actual knowledge of the following persons: (a) any individual officer or director of ACCP or CSC, (b) all officers and directors of any corporation managing all or any part of the Property; and (c) the individuals who are on-site managers of the Property. The terms "Knowledge" and "Known" are not intended to include constructive knowledge, imputed knowledge or to require inquiry to obtain greater knowledge of a fact or circumstance known to any person.

     2.11 Property. The term "Property" shall include (a) the land described on Schedule "A", the improvements and fixtures situated on such land, and all of ACCP's interest in any street, highway, alley or other public way, whether open, closed, proposed or hereafter vacated, adjoining such land, and all, privileges, easements, licenses, rights-of-way, hereditaments and appurtenances to such land, including, without implied limitation, all abutter's rights and title to land underlying roadways adjacent to such land mineral interests not previously reserved or conveyed of record; and (b) the tangible personal property used in the operation of the residential community corrections operations and non-residential community corrections programs of ACCP; and (c) any real property leased by ACCP.

     2.12 Real Property: The Real Property described on Schedule "A" to this Agreement, including the improvements and fixtures situated on such land, and all of ACCP's interest in any street, highway, alley or other public way, whether open, closed, proposed or hereafter vacated, adjoining such land, and all, privileges, easements, licenses, rights-of-way, hereditaments and appurtenances to such land, including, without implied limitation, all abutter's rights and title to land underlying roadways adjacent to such land, and mineral interests not previously reserved or conveyed of record

     2.13 Seller. The Board, ACCP, and Czapran.

     2.14 Survey. A current survey of the Real Property prepared in accordance with the ALTA/ACSM Minimum Standard Detail Requirements for Land Title Surveys and certified to SCSI and ACCP by a registered land surveyor selected by SCSI and approved by ACCP which is dated no earlier than the Effective Date. Any prior surveys of the Real Property, updated as to be current no earlier than the Effective Date, shall be acceptable.

     2.15 Title Affidavit(s). One or more affidavits to be duly executed by ACCP or SCSI under oath and delivered to the Title Company at Closing certifying such matters as the Title Company might reasonably require as a condition precedent to issuing the Title Policy.

     2.16. Title Certificate. One or more certificates issued by the Title Company reflecting all filings under the Uniform Commercial Code and all claims pending in state or federal court against ACCP and all predecessors in ownership of the Property.

     2.17 Title Commitment. A written commitment obligating the Title Company to issue the Title Policy on satisfaction of the requirements set forth in the commitment.

     2.18 Title Company. Stewart Title Company.

     2.19 Title Objections. SCSI's valid objections, if any, to the status of title to the Real Property.

     2.20 Title Policy. The ALTA Form B-1987 Owners Policy of Title Insurance to be issued by the Title Company at Closing pursuant to the Title Commitment, in such amount as SCSI reasonably may determine to be the fair market value of the Real Property (including all improvements located thereon), insuring title to such Real Property to be in ACCP as of the Closing (subject only to the Approved Title Exceptions).

                                 III. AGREEMENTS

     3.1 Confidentiality. Each party agrees that any and all information relating to the transactions between the parties, this Agreement, or the Additional Agreements shall be kept strictly confidential, secret and privileged and shall not be disclosed to any third party for any reason whatsoever until after the completion of the closing.

     3.2 Directors Assurances. Prior to closing, ACCP and the Board must provide such reasonable assurances as are satisfactory to SCSI that the transfer of director control of ACCP to nominees of SCSI or any other assignments and transactions between ACCP and SCSI as contemplated in this Agreement and the Additional Agreements will not adversely affect the contracts with and services provided to any community corrections board(s), state agencies, and other agencies and entities now served by ACCP.

     3.3 Modification of Bylaws and Resignation of Board and Czapran. Prior to the Closing Date, the Board agrees to take all actions necessary to modify and amend the bylaws of ACCP to establish SCSI as a Voting Member of ACCP, with full power to elect and remove directors of ACCP. On the Closing Date, the Board agrees to elect one or more directors nominated by SCSI to the board of directors of ACCP. Upon election of these directors, the Board agrees to immediately tender their resignations to ACCP. At the Closing Date, Czapran shall tender to ACCP her resignation as an officer of ACCP.

     3.4 Indemnification of the Board. Within seven (7) days subsequent to the Closing Date, SCSI agrees to indemnify and hold harmless ACCP's resigning directors, Mr. Rick E. Mohnssen, Mr. Kelley Patton, John P. Giduck, Esq., and Robert E. Allen, Esq., in addition to Ms. Ellen K. Czapran against any and all disputes, claims, controversies, actions, losses, obligations, liabilities, deficiencies, penalties, damages, costs, and expenses, without limitation, whether actual or threatened, arising out of, or in connection with, their duties as directors and/or president and executive director of ACCP and pertaining to the transfer of control of ACCP to SCSI. This shall include, but not be limited to, any and all claims of breach of a duty of loyalty to ACCP. Both SCSI and ACCP shall continue to indemnify the Board against any and all claims of, inter alia, breach of fiduciary duty. In addition, SCSI agrees to only retain and use legal counsel agreeable to the indemnified party or parties for any and all actions taken pursuant to the transactions contemplated in this Agreement and the Additional Agreements.

     3.5 Termination. Each party agrees that the valid termination of the CSC Purchase Agreement prior to closing, for any reason, will result in the valid termination of any and all duties and obligations under the Additional Agreements and those contained in this Agreement. Subsequent to the termination of this Agreement, or any of the Additional Agreements, the parties agree that all information concerning the other parties obtained during talks, discussion, negotiations, or due diligence investigation shall remain strictly privileged and confidential, and the parties further agree not to reveal this information, by any means, to any third party.

     3.6 No Change in Assets and Liabilities. The parties' obligations under the terms of this Agreement and the Additional Agreements are conditioned upon no decrease in the total current assets nor increase in the total current liabilities of ACCP of more than 2% at the Closing Date as compared to ACCP's balance sheet as of December 31, 1998. Provided, however, that if delays of subsequent appropriations from governmental sources of payment cause a net decrease in the total current assets or an increase in the total current liabilities shown on the December 31, 1998, balance sheet, SCSI will accept on the Closing Date a decrease in the net current assets or increase in the total current liabilities of ACCP of up to 3% caused by such governmental delays. Any decrease in net current assets or increase in total current liabilities in excess of that to be allowed in this Agreement, or in the Additional Agreements, will give SCSI the option to reduce the Purchase Price payable under the terms of the CSC Purchase Agreement by the amount of the variance in excess of that allowed by this provision; but the CSC Purchase Agreement's Purchase Price will not be reduced by more than $25,000. Provided, however, that if the variance allowed by this provision exceeds $25,000, then SCSI shall have the option to validly terminate its obligations under this Agreement and the Additional Agreements.

     3.7 Balance Sheet. SCSI's obligations to perform under this Agreement and the Additional Agreements are conditional upon there being no material adverse changes in ACCP's December 31, 1998, balance sheet as compared to the ACCP's balance sheet as of the Closing Date.

     3.8 Licenses, certifications, use permits and zoning. On or before the date of closing, ACCP or the Board must provide confirmation, in a form satisfactory to SCSI, that all licenses, certifications, special or conditional use permits, zoning and all other necessary governmental consents exist to allow ACCP to continue after the Closing Date to operate both the residential community corrections facilities and the non- residential day treatment reporting program on the property owned or leased by ACCP and otherwise continue the operations of the residential and non-residential community corrections programs of ACCP as they are presently operated. With respect to the non-residential day treatment reporting program presently operated at the LOFT House, the parties hereto agree that it may be necessary for ACCP to enter into a lease of an alternate location. In the event that an alternate location is leased on terms satisfactory to SCSI and ACCP, ACCP or the Board must provide confirmation to SCSI that the alternate location is properly licensed, permitted and zoned.

     3.9 Physical Plant Inspections. SCSI shall have the right to complete physical plant inspections of the Phoenix Center, the LOFT House, and all other properties owned or leased by ACCP and CSC, Inc., which is satisfactory to SCSI.

     3.10 LOFT House. ACCP will provide reasonable assurances to SCSI that ACCP's lease of the LOFT House will not be adversely affected as a result of the transactions between ACCP and SCSI. Additionally, ACCP warrants that it has continued in its efforts to negotiate a purchase option price for the LOFT House pursuant to the signed letter of intent dated February 2, 1999 between SCSI and ACCP.

     3.11 Service Contracts. The Board and Czapran warrant that they have continued in their efforts to renew one year service contracts and replace such contracts with five year contracts.

     3.12 Other Agreements. As a condition precedent to SCSI's obligation to perform under the CSC Purchase Agreement and this Agreement, simultaneously with the closing under the terms of this Agreement, SCSI shall have received all assignments and other performance due and owing to SCSI under the terms of the CSC Purchase Agreement, and both that Agreement and the Exclusive Services Agreement between SCSI and Czapran shall have been executed.

     3.13 Property Information. The Seller agrees to deliver the following information, certificates, instruments and documents to SCSI at the earliest practicable date, but not later than the dates hereafter indicated:

               3.13.1 Title  Information.   Within  fifteen  (15)  days  of  the
                      Effective Date, the Seller agrees to deliver to SCSI (a) the Title Commitment; (b) the Exception Documents; (c) the Survey, and (d) the Title Certificates. No later than ten
                      (10) days prior to Closing, SCSI will provide the Title Objections to the Seller and the Seller will have until the Closing Date to satisfy the Title Objections. The Seller agrees to use reasonable efforts to satisfy each requirement which is a condition precedent to issuance of the Title Policy, to cure any other defect in title to the Real Property which is discovered by SCSI, the Seller or the Title Company subsequent to the effective date of the Title Commitment and to satisfy all other Title Objections provided that the Seller will not be required to incur any cost to cure any Title Objection. At the Seller's option, any Title Objection may be satisfied by the Seller obtaining coverage by the Title Company indemnifying ACCP against losses arising from the Title Objection. If the Seller is unwilling or unable to satisfy any Title Objection by the Closing Date and SCSI is unwilling to waive satisfaction of such Title Objection, SCSI will have the option to either: (a) extend the Closing Date by that period of time which is reasonably required to enable SCSI to satisfy all unresolved Title Objections at the Seller's reasonable expense, and with prior written notice, and to proceed to do so; or (b) terminate this Agreement and the Additional Agreements by written notice to the Seller, in which case the Earnest Money Deposit under the CSC Purchase Agreement, including all interest thereon, will be immediately returned to SCSI. Should a date five (5) days prior to the Closing Date arrive with SCSI having made no election under these circumstances, the objection of SCSI shall be waived.

               3.13.2 Environmental  Information:  No later than ten (10)
                      days prior to Closing, the Seller shall deliver the Environmental Report to SCSI. It will be a condition of SCSI's obligations under this Agreement and the Additional Agreements that there are no known Hazardous Materials in or under the Real Property.

               3.13.3 Other  Information.  No  later  than  ten  days  prior  to
                      Closing, all soil, geological environmental, engineering, architectural and other tests and reports, all plans, specifications and drawings; all reports prepared in connection with any appraisal of the Real Property, all service contracts regarding any personal property to be conveyed to SCSI; all licenses, permits, authorizations, approvals, certificates and similar items and all certificates of occupancy and similar documents, any other documents regarding the Property which SCSI might reasonably request, and which Seller has in its possession or can obtain with the exercise of due diligence prior to closing.

        3.14 Seller's Deliveries. At Closing the Seller will deliver or cause to be delivered to SCSI or the Title Company the following items:

               3.14.1 Title Policy. The Title Policy in the amount of the fair market value of the Real Property reflecting a "Date of Policy" subsequent to the Closing naming ACCP as the "insured" containing only the Approved Title Exceptions as exceptions to coverage and providing such extended coverage endorsements as are requested by SCSI; and

               3.14.2 Title Affidavits.  Such Title Affidavits as are reasonably requested, by the Title Company or SCSI;

               3.14.3 Title  Certificates.  Title Certificates which show no filings under the Uniform Commercial Code and no pending action in state or federal court against ACCP which affects the Property other than Approved Title Exceptions,

               3.14.4 Survey. The Survey shall not disclose any survey
                      defect or encroachment from or onto the Real
                      Property which has not been cured or insured over prior to the Closing; and

               3.14.5 Evidence of Authority;

               3.14.6 Additional Documents. Such additional documents as
                      might be reasonably requested by SCSI or the Title
                      Company.

        3.16 Costs. The Seller will pay the following costs: (a) the Seller's attorneys' fees and expenses; (b) all abstracting, title examination, premium and other charges for issuance of the Title Commitment and the Title Policy, (c) one-half (1/2) of the closing fees charged by the Title Company. SCSI will pay the following costs: (d) SCSI's attorneys' fees and expenses; (e) one half 1/22) of the closing fees charged by the Title Company.

        3.17. Condemnation, Casualty. In the event of destruction of all or any part of the Property prior to the Closing Date, it is agreed as follows:

               3.17.1 Minor  Loss.  If the  value of the  Property  which is the subject of the condemnation or insured casualty loss is not more than twenty percent (20%) of the total aggregate fair market value of the Property, which the parties stipulate to be $ ______________, this Agreement will continue, all condemnation or insurance proceeds collectible by reason of such taking or damage will be absolutely payable to SCSI, the Purchase Price under the CSC Purchase Agreement will be reduced by any deductible amount under any insurance claim and the sale of the Property will be otherwise closed in accordance with this Agreement.

               3.17.2 Major  Loss.  If the  value of the  Property  which is the subject of the condemnation or casualty loss is equal to or more than twenty percent (20%) of the aggregate fair market value of the Property or the casualty loss is not insured, SCSI and the Seller will have the mutual option for ten (10) Business Days after receipt of written notice of such taking or destruction to cancel this Agreement and the Additional Agreements by service of written notice of cancellation. On the exercise of such option, this Agreement and the Additional Agreements will become null and void, and the Earnest Money Deposit under the CSC Purchase Agreement will be returned to SCSI. If, in such event, neither party affirmatively exercises the option to cancel this Agreement and the Additional Agreements, such option will lapse, SCSI will be entitled to receive all condemnation or insurance proceeds collectible by reason of such taking or destruction, the Purchase Price under the CSC Purchase Agreement will be reduced by any deductible amount under any insurance claim and the sale of the Property will be otherwise closed in accordance with this Agreement.

        3.18 Due Diligence. SCSI's obligations to perform under this Agreement are conditional upon the completion of a due diligence review of ACCP's books and records which is reasonably satisfactory to SCSI and to SCSI's financing source, Fleet Capital. The Seller's obligations will be conditional upon the completion of a due diligence review of SCSI's books and records which is reasonably satisfactory to the Seller.

        3.19 Health Insurance. SCSI agrees and covenants to continue to provide Czapran with health and medical benefits, whose coverage is not below that which Czapran presently receives through ACCP, through either SCSI or ACCP for a period of one (1) year from the Closing Date. SCSI agrees to pay up to $400.00 per month for health and medical benefits to be provided to Czapran under the terms of this section. The health and insurance benefits provided to Czapran under this Section 3.19 shall also include Czapran's husband and two children.

                         IV.  SELLERS' REPRESENTATIONS AND WARRANTIES

        4. Seller's Representations and Warranties. To induce SCSI to enter into this Agreement and the Additional Agreements, the Seller represents and warrants the following matters are now and on the Closing Date will be correct:

               4.1 No Default. To the Knowledge of the Seller, the Seller is not in default and the execution and performance of this Agreement by the Seller will not constitute a default under any agreement, order, writ, injunction, decree or demand of any court or any governmental authority, which is binding on the Seller or the Property.

               4.2 Consents. No consent, approval or authorization by any person other than the Seller is required in connection with the execution or performance of this Agreement or the Additional Agreements by the Seller.

               4.3 Authority ACCP is a nonprofit corporation duly organized and validly existing under the laws of the State of Colorado; ACCP has adequate power, authority and legal right to own, operate, manage, and hold the Property; ACCP is duly authorized, qualified and licensed under all applicable laws, regulations, ordinances or orders of public authorities to carry on ACCP's business in the construction, ownership, management, financing, and operation of the Property; the Seller has adequate authority, power and legal right to enter into and perform the provisions of this Agreement and in doing so the Seller will not violate any law or the provisions of ACCP's or CSC's organizational documents; the persons executing and performing this Agreement and the documents delivered pursuant to this Agreement on behalf of the Seller have been duly authorized to act for and bind the Seller as contemplated thereby.

               4.4 Permits: Licenses. To the Seller's Knowledge, all permits and licenses required to own, maintain, manage and operate the Property are in full force and effect, all the requirements and conditions of such permits and licenses have been duly complied with and no event has occurred which, by notice or the passage of time or both, would render ACCP or operation of the Property not in compliance with such requirements and conditions.

               4.5 Litigation. To the Seller's Knowledge, there is no pending or threatened litigation which, if adversely determined, might reasonably be anticipated to: (a) restrain the consummation of any of the transactions described in this Agreement; (b) have a material adverse effect on the value or operation of the Property following the Closing; or (c) result in an encumbrance on the Property.

               4.6 Leases. To the Seller's Knowledge, there are no leases in effect which affect the use of the subject Real Property.

               4.7 Taxes. To the Knowledge of the Seller, all ad valorem, business, occupation, sales, use and other taxes imposed on the Property or the operation thereof which are due prior to Closing have been paid in full and the Seller has not received any notice that any such tax is unpaid.

               4.8 Notices. The Seller has received no: (a) notice from any insurance company or board of underwriters of any uncorrected defects or inadequacies in the Property or the operation thereof; (b) notice of any intent by a governmental authority to exercise any right of eminent domain; (c) notice of any special assessment of taxes; or
                      (d) notice of any claimed violation of law in connection with the Property or the operation thereof.

               4.9 Utilities. The Property is adequately served by all necessary public utilities including, without implied limitation, sewer, water, gas, electric and telephone service and the Seller has no Knowledge of a condition which might result in the termination of such service. All public utility services are provided to the Property through valid public or private rights-of-way.

               4.10   Hazardous Materials. To the Knowledge of the Seller:
                      (a) no Hazardous Materials have been placed, held, located, discharged, released, treated, allowed to escape from or disposed of on or under the Property and no part of the Property contains any Hazardous Materials or any underground storage tanks or has ever been used as a dump site or storage for any Hazardous Materials, and (b) any Hazardous Materials or underground storage tanks previously located on the Property have been removed and disposed of in accordance with applicable Environmental Laws.

               4.11   Real Property.

                      4.11.1 The Seller has good and marketable title to the Property, free and clear of any
                                    security        interests,        easements,
                                    encroachments, covenants, or other claims or restrictions, except for the Approved Title Exceptions and except for taxes and special assessments for the current year not yet due and payable.

                      4.11.2 The legal description of the Real Property contained in Schedule "A" describes such parcel fully and adequately, the buildings and improvements are located within the boundary lines of the described parcels of land, are not in violation of applicable setback requirements, zoning laws, and ordinances and do not encroach on any easement which may burden the land, the land does not serve any adjoining property for any purpose inconsistent with the use of the land, and the property is not located within any flood plain or subject to any similar type restriction for which any permits or licenses necessary to the use thereof have not been obtained.

                      4.11.3 The Real Property has received all approvals of governmental authorities (including licenses and permits) required in connection with the ownership or operation thereof and have been operated and maintained in accordance with applicable laws, rules, and regulations.

               4.12 Material Defects. To the Knowledge of the Seller, there are no material structural or mechanical defects in the Property.

               4.13 Personal Property. The buildings, machinery, equipment and other tangible assets that ACCP owns or leases are free from material defects, have been maintained in accordance with normal industry practice, and are in good operating condition and repair (subject to normal wear and tear).

               4.14 Full Disclosure. Neither this Agreement nor any statement or document referred to herein or any other information, report or statement delivered to SCSI by the Seller contains any untrue statement or omits to state a material fact necessary to make the statements herein or therein not misleading, and which was responsive to any document or information request of SCSI.

                      V.  SCSI'S REPRESENTATIONS AND WARRANTIES

        5. SCSI's Representations and Warranties. To induce the Seller to enter into this Agreement SCSI represents and warrants that the following matters are now and on the Closing Date will be true and correct:

                 5.1 Authority. SCSI is a corporation organized and validly existing under the laws of the State of Oklahoma; SCSI has adequate authority, power and legal right to enter into and perform the provisions of this Agreement and in doing so SCSI will not violate any law or the provisions of SCSI's articles of incorporation or other organizational documents; the persons executing and performing this Agreement and the documents delivered pursuant to the Agreement on behalf of SCSI have been duly authorized to act for and bind SCSI as contemplated thereby;

               5.2 Full Disclosure. Neither this Agreement nor any statement or document referred to herein or any other information, report or statement delivered to the Seller by SCSI contains any untrue statement or omits to state a material fact necessary to make the statements herein or therein not misleading.

               5.3 Acknowledgments. Acknowledges that as an inducement to Seller to enter into this Agreement, SCSI is aware of the charitable, educational and/or social service purposes for which ACCP exists, and SCSI represents and warrants that at all times during which it is, in any way, involved in the business and operations of ACCP, SCSI shall conduct itself in its relations with ACCP according to those purposes and in no way take any action which would jeopardize said purposes. As part of the acknowledgment, representation and warranty contained herein, SCSI further affirms that it is familiar with the Restated and Amended Articles of Incorporation and Bylaws of ACCP, in addition to the Colorado Revised Nonprofit Corporation Act and will act in accordance with the dictates of those documents and laws. As a further inducement to Seller to enter into this Agreement, SCSI acknowledges that between the Effective Date of this Agreement and the Closing Date, Seller shall conduct its due diligence investigation for the purpose of, inter alia, ensuring, to the extent possible, that the transaction contemplated herein, and the intentions of SCSI, are in the best interests of ACCP.

                            VI. FACILITATING ACTIONS

        6. Facilitating Actions. The parties agree to take the following actions to facilitate the Closing and the realization of the benefits contemplated by this Agreement:

               6.1 Approvals. The parties will use reasonable efforts to obtain all necessary or desirable approvals of governmental authorities and consents of all third persons to expedite the Closing.

               6.2 Representations, Warranties. The parties will refrain from taking any action which would render any representation or warranty contained in this Agreement inaccurate on the Closing Date. Each party will promptly notify the other of any occurrence which might reasonably be anticipated to result in a material modification of a representation or warranty made by such party.

               6.3 Maintenance. The Seller will pay in full all business, occupation, sales, use and other similar taxes imposed with respect to the Property or the operation thereof which become due prior to Closing, maintain the Property in accordance with the Sellers past practices, and continue to meet obligations pertaining to the Real Property incurred by the Seller in the ordinary course of business.

        6.4 Material Change. Prior to the Closing Date, the Seller will not without the written consent of SCSI: (a) make any material change in the Property; (b)enter into any contract or make any commitment relating to the Property; or (c) transfer or otherwise dispose of any of the Property, or enter into any new lease.

        6.5 Further Assurances. The Seller and SCSI will, whenever and as often as reasonably requested to do so by the other party: (a) execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such further conveyances, assignments, confirmations, satisfactions, releases, approvals, consents, certifications and other documents as might be reasonably necessary, expedient or proper, in the opinion of the requesting party, to complete the terms of this Agreement; and (b) to take all other actions as are reasonably requested to carry out the intent of this Agreement.


                               VII. MISCELLANEOUS

7.      Miscellaneous. It is further agreed as follows:

        7.1 Entire Agreement. This Agreement, together with the CSC Purchase Agreement and the Exclusive Services Agreement, constitutes the entire agreement between SCSI and the Seller relating to the sale of the Property. This Agreement supersedes, in all respects, all prior written or oral agreements between the parties relating to the sale of the Property and there are no agreements, understandings, warranties or representations between SCSI and the Seller except as set forth herein.

        7.2 Amendment. Neither this Agreement nor any of the provisions hereof can be changed, waives, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

        7.3 Notices. Any notice, payment, demand or communication required or permitted to be given by any provision of this Agreement will be in writing and will be deemed to have been given when delivered personally or by facsimile (with a confirming copy sent within one (1) Business Day by any other means described in this paragraph) to the party designated to receive such notice, or on the date following the day sent by overnight courier or on the third (3rd) Business Day after the same is sent by certified mail, postage and charges prepaid, directed to the following addresses or to such other or additional addresses as any party might designate by written notice to the other parties:

               To SCSI:      Mr. Jerry Sunderland
                             Southern Corrections Systems, Inc.
                             13401 Railway Drive
                             Oklahoma City, Oklahoma 73114
                             Telephone: (405) 752-8802
                             Facsimile: (404) 752-8852

               To the Seller:Mr. John P. Giduck,  Attorney at Law
                             11990 Grant Street, Suite 550
                             Northglenn, CO 80233
                             Telephone (303)280-5066
                             Facsimile (303) 280-5077

        7.4 Attorneys' Fees. If any party institutes an action or proceeding against the other relating to the provisions of this Agreement or any default hereunder, the unsuccessful party to such action or proceeding will reimburse the successful party therein for the reasonable attorneys' fees, disbursements and litigation expenses incurred by the successful party.

        7.5 Governing Law. This Agreement is being executed, delivered and is intended to be performed in Northglenn, County of Adams, Colorado. This Agreement is to be construed according to the laws of the State of Colorado.

        7.6 Brokerage. Each party represents to the other that no broker, finder or other person entitled to collect a brokerage or similar fee has been employed in connection with the transactions contemplated by this Agreement.

        7.7 Severability. If any clause or provision of this Agreement is held by a court having jurisdiction to be illegal, invalid or unenforceable under any present or future law, the remainder of this Agreement will not be affected thereby. It is the intention of the parties that if any such provision is held to be illegal, invalid or unenforceable, there will be added in lieu thereof a provision as similar in terms to such provision as is possible and be legal, valid and enforceable.

        7.8 Binding Effect. This Agreement will inure to the benefit of and bind the respective successors and permitted assigns of SCSI and the Seller.

        7.9 Time. SCSI acknowledges that all negotiations, discussions and processes, including but not limited to its due diligence investigation of Seller, leading up this Agreement and the transaction contemplated herein have occurred in an expedited fashion due solely to its request, which have resulted in time being of the essence with regard to each provision of this Agreement.

        7.10 Captions. The captions in this Agreement are inserted for convenience of reference and are not intended to define, describe or limit the scope of any provision of this Agreement.

        7.11 Counterpart Execution. This Agreement may be executed in counterparts, each of which will be deemed an original document, but all of which will constitute a single document. This document will not be binding on or constitute evidence of a contract between the parties until such time as a counterpart of this document has been executed by each party, a copy thereof delivered to the other party to this Agreement.

8. The Parties agree, and SCSI accepts and acknowledges, that it is entering into this Agreement, in addition to the CSC Purchase Agreement, with no promises, representations, guaranties or warranties of success of the continued management and operation of ACCP, continued ability to secure or maintain contracts with Adams County, the Adams County Community Corrections Board, or the state of Colorado, and that neither this Agreement nor the CSC Purchase Agreement is in any way conditioned on that success or the continuation of such contracts.

                                            SOUTHERN COMMUNITY CORRECTIONS,
                                            INC.



                                      By:____________________________________
                                            Jerry Sunderland, President


                                            CZAPRAN


                                      By:____________________________________
                                            Ellen K. Czapran


                                            BOARD OF DIRECTORS OF ACCP


                                      By:____________________________________
                                            Rick E. Mohnssen as Director


                                      By:_____________________________________
                                            Kelley R. Patton as Director


                                      By:_____________________________________
                                            Robert E. Allen as Director


                                      By:_____________________________________
                                            John P. Giduck as Director

                                  SCHEDULE "A"


A parcel of land located in the south half of the southwest quarter of the southeast quarter of Section 30, Township 2 South, Range 67 West of the 6th Principal Meridian, Adams County, Colorado being more particularly described as follows:

Commencing  at the  southwest  corner of said  southeast  quarter;  thence South
89(degree) 41' 42" East, along the south line of said southeast quarter, a distance of 585.29 feet to a point on the northwesterly right-of-way line of Interstate 76; thence North 45(degree) 26' 49" East along said right-of-way, a distance of 42.84 feet; to the true point of beginning; thence North 52(degree) 26' 29" West, a distance of 258.31 feet; thence North 37(degree) 33' 31" East, a distance of 232.68 feet; thence South 89(degree) 39' 46" East, a distance of
348.72 feet, to a point on said northwesterly line of Interstate 76; thence South 37(degree) 33' 31" West, along said right-of-way, a distance of 303.72 feet; thence continuing along said right-of-way South 45(degree) 26' 49" West, a distance of 141.24 feet to the true point of beginning; said parcel contains 92,544 square feet, 2.1245 acres more or less, County of Adams, State of Colorado.